UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 6, 2019 (July 31, 2019)

Pensare Acquisition Corp.
(Exact Name of Registrant as Specified in Charter)

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Delaware	001-38167	81-2402421
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

1720 Peachtree Street, Suite 629
Atlanta, GA	30309
(Address of principal executive offices)	(Zip code)

(404) 234-3098
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, one Right and one Warrant	WRLSU	The Nasdaq Stock Market LLC
Common Stock, par value $0.001 per share	WRLS	The Nasdaq Stock Market LLC
Rights, exchangeable into one-tenth of one share of Common Stock	WRLSR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	WRLSW	The Nasdaq Stock Market LLC

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 31, 2019, Pensare Acquisition Corp. (the “Company”) held a special meeting of stockholders (the “Meeting”). At the Meeting, the stockholders approved an amendment (the “Charter Amendment”) to the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional four months, from August 1, 2019 to December 1, 2019. The affirmative vote of at least a majority of the outstanding shares of the Company’s common stock was required to approve the Charter Amendment. The purpose of the Charter Amendment is to allow the Company more time to complete its proposed business combination pursuant to the Business Combination Agreement, dated as of July 24, 2019, by and among the Company, Tango Merger Sub Corp., Stratos Management Systems, Inc., and Stratos Management Systems Holdings, LLC. Following redemptions of 5,754,273 of the shares of Company’s common stock in connection with the Extension, a total of approximately $3.2 million will remain in the Company’s trust account.

Set forth below are the final voting results for the Charter Amendment proposal:

Charter Amendment

The Charter Amendment was approved. The voting results of the shares of the Company’s common stock were as follows:

For	Against	Abstentions
11,297,309	886,001	0

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	Amendment to Amended and Restated Certificate of Incorporation of Pensare Acquisition Corp., dated July 31, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENSARE ACQUISITION CORP.
By: /s/ Darrell J. Mays
Name: Darrell J. Mays Title: Chief Executive Officer

Date: August 6, 2019